SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 15, 2003

INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

                                    Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)           Financial Statements of Businesses Acquired.

None.

(b)          Pro Forma Financial Information.

None.

(c)          Exhibits.

Exhibit No.	Description
99.1

Press Release dated September 15, 2003, announcing agreement between Haworth, Inc. and Interface, Inc. for the purchase and sale of the assets of Interface Architectural Resources, Inc. (furnished pursuant to Item 9 of this Report).

ITEM 9.  REGULATION FD DISCLOSURE.

            This information set forth under this “Item 9. Regulation FD Disclosure,” including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

            On September 15, 2003, Haworth, Inc. and Interface, Inc. issued a press release announcing an agreement for the purchase and sale of the assets of Interface Architectural Resources, Inc., a subsidiary of Interface, Inc. that manufactures raised/access flooring products.  A copy of such press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

            Interface, Inc. expects total proceeds from the divestiture of the Interface Architectural Resources business (which includes the announced sale to Haworth as well as the liquidation of other remaining assets) to be approximately $4-5 million, which will result in an after-tax write-down of approximately $7-12 million during the third quarter of 2003 associated with the loss from the disposal of such operations.

            This report contains statements which may constitute “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Registrant and members of its management team, as well as the assumptions on which such statements are based. Any forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include risks and uncertainties associated with economic conditions in the commercial interiors industry as well as the risks and uncertainties discussed under the heading “Safe Harbor Compliance Statement for Forward-Looking Statements” included in Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2002, which discussion is hereby incorporated by reference. The Registrant undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Patrick C. Lynch Patrick C. Lynch Vice President and Chief Financial Officer
Date: September 15, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press Release dated September 15, 2003, announcing agreement between Haworth, Inc. and Interface, Inc. for the purchase and sale of the assets of Interface Architectural Resources, Inc. (furnished pursuant to Item 9 of this Report).